EXHIBIT 24:  POWERS OF ATTORNEY FOR DIRECTORS


          The undersigned Directors of Paychex, Inc., do hereby constitute and appoint B. Thomas Golisano their true and lawful attorney and agent, to execute the Paychex, Inc., Annual Report on Form 10-K for the fiscal year ended May 31, 1997, for us and in our names as directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection therewith.


Dated:  August 15, 1997


                                /s/ Donald W. Brinckman
                                -------------------------
                                Donald W. Brinckman


                                /s/ Steven D. Brooks
                                -------------------------
                                Steven D. Brooks


                                /s/ G. Thomas Clark
                                -------------------------
                                G. Thomas Clark


                                /s/ Phillip Horsley
                                -------------------------
                                Phillip Horsley


                                /s/ Grant M. Inman
                                -------------------------
                                Grant M. Inman


                                /s/ Harry P. Messina, Jr.
                                -------------------------
                                Harry P. Messina, Jr.


                                /s/ J. Robert Sebo
                                -------------------------
                                J. Robert Sebo